UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 3, 2007
Allied Waste Industries, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14705	88-0228636

(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events.
We are herein providing updated audited consolidated financial statements of Allied Waste Industries, Inc. for the three years ended December 31, 2006. Under generally accepted accounting principles, we are required to reclassify amounts related to discontinued operations on a basis comparable to our current presentation. The historical financial information included herein has been revised and updated from its original presentation in our Form 10-K filed on February 23, 2007 to reflect our sale of hauling, transfer and landfill operations in Georgia, Indiana, Illinois and Kentucky during the third quarter of 2007 and our sale of hauling, transfer and recycling operations in Florida during the first quarter of 2007.
No other changes or modifications have been made to these financial statements.
In addition, we have provided supplemental financial information for our wholly-owned subsidiary Browning-Ferris Industries, LLC.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Exhibits
99.1	Financial Statements of Allied Waste Industries, Inc.
Selected Financial Data

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Quantitative and Qualitative Disclosures About Market Risk

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2006 and 2005

Consolidated Statements of Operations for each of the Three Years in the Period ended December 31, 2006

Consolidated Statements of Stockholders’ Equity for the Three Years ended December 31, 2006

Consolidated Statements of Cash Flows for each of the Three Years in the Period ended December 31, 2006

Notes to Consolidated Financial Statements
99.2	Financial Statements of Browning-Ferris Industries, LLC
Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2006 and 2005

Consolidated Statements of Operations for each of the Three Years in the Period ended December 31, 2006

Consolidated Statements of Members’ Deficit for the Three Years ended December 31, 2006

Consolidated Statements of Cash Flows for each of the Three Years in the Period ended December 31, 2006

Notes to Consolidated Financial Statements
99.3	Consent of PricewaterhouseCoopers, LLP

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIED WASTE INDUSTRIES, INC.

Date: December 3, 2007

	By:	/s/ PETER S. HATHAWAY
Peter S. Hathaway
Executive Vice President and Chief Financial Officer

3